Exhibit 99.1

HYATT ANNOUNCES PRICING OF FLOATING RATE SENIOR NOTES

08/26/2020—CHICAGO—(BUSINESS WIRE)— Hyatt Hotels Corporation (“Hyatt” or the “Company”) (NYSE: H) today announced the pricing of its public offering of $750,000,000 aggregate principal amount of senior notes due 2022. The notes will bear interest at a floating rate equal to three-month LIBOR plus a margin of 3.00%, payable quarterly, in arrears. Hyatt will have the option to redeem all or any portion of the notes at 100% of their principal amount at any time on or after the first anniversary of the issue date of the notes. Hyatt intends to use the proceeds from the offering for general corporate purposes and to pay related fees and expenses.

The proceeds from the offering provide liquidity beyond the nearly $3.0 billion Hyatt reported as of the end of the second quarter of 2020, reinforcing Hyatt’s ability to continue to effectively navigate the COVID-19 recovery period with significant liquidity and flexibility. Hyatt’s ability to redeem the notes at par also provides flexibility to manage leverage over time while maintaining an investment grade credit rating. Hyatt’s current cash burn estimate remains consistent with previously announced estimates, even after the inclusion of incremental interest expense associated with the notes.

The offering is being made pursuant to an automatically effective registration statement filed with the Securities and Exchange Commission (the “SEC”) and available at no charge on the SEC’s website at www.sec.gov. This press release shall not constitute a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Deutsche Bank Securities Inc., BofA Securities, Inc. and J.P. Morgan Securities LLC are acting as joint book-running managers for the offering. Electronic copies of the preliminary prospectus supplement and accompanying prospectus relating to the offering may be obtained by contacting Deutsche Bank Securities Inc. toll-free at +1 800 503 4611.

FORWARD-LOOKING STATEMENTS

Forward-Looking Statements in this press release, which are not historical facts, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934. Our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the short- and longer-term effects of the COVID-19 pandemic, including on the demand for travel, transient and group business, and levels of consumer confidence; actions that governments, businesses, and individuals take in response to the COVID-19 pandemic or any future resurgence, including limiting or banning travel; the impact of the COVID-19 pandemic, and actions taken in response to the COVID-19 pandemic or any future resurgence, on global and regional economies, travel, and economic activity, including the duration and magnitude of its impact on unemployment rates and consumer discretionary spending; the ability of third-party owners, franchisees or hospitality venture partners to successfully navigate the impacts of the COVID-19 pandemic; the pace of recovery following the COVID-19 pandemic or any future resurgence; general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic growth; the rate and the pace of economic recovery following economic downturns; levels of spending in business and leisure segments as well as consumer confidence; declines in occupancy and average daily rate; limited visibility with respect to future bookings; loss of key personnel; domestic and international political and geo-political conditions, including political or civil unrest or changes in trade policy; hostilities, or fear of hostilities, including future terrorist attacks, that affect travel; travel-related accidents; natural or man-made disasters such as earthquakes, tsunamis, tornadoes, hurricanes, floods, wildfires, oil spills, nuclear incidents, and global outbreaks of pandemics or contagious diseases or fear of such outbreaks, such as the COVID-19 pandemic; our ability to successfully achieve certain levels of operating profits at hotels that have performance tests or guarantees in favor of our third-party owners; the impact of hotel renovations and redevelopments; risks associated with our capital allocation plans; the seasonal and cyclical nature of the real estate and hospitality businesses; changes in distribution arrangements, such as through internet travel intermediaries; changes in the tastes and preferences of our customers; relationships with colleagues and labor unions and changes in labor laws; the financial condition of, and our relationships with, third-party property owners, franchisees, and hospitality venture partners; the possible inability of third-party owners, franchisees, or development partners to access capital necessary to fund current operations or implement our plans for growth; risks associated with potential acquisitions and dispositions and the introduction of new brand concepts; the timing of acquisitions and dispositions, and our ability to successfully integrate completed acquisitions with existing operations; failure to successfully complete proposed transactions (including the failure to satisfy closing conditions or obtain required approvals); our ability to successfully execute on our strategy to expand our management and franchising business while at the same time reducing our real estate asset base within targeted timeframes and at expected values; declines in the value of our real estate assets; unforeseen terminations of our management or franchise agreements; changes in federal, state, local, or foreign tax law; increases in interest rates and operating costs; foreign exchange rate fluctuations or currency restructurings; lack of acceptance of new brands or innovation; general volatility of the capital markets and our ability to access such markets; changes in the competitive environment in our industry, including as a result of industry consolidation, and the markets where we operate; our ability to successfully grow the World of Hyatt loyalty program; cyber incidents and information technology failures; outcomes of legal or administrative proceedings; violations of regulations or laws related to our franchising business; and other risks discussed in the Company’s filings with the SEC, including our annual report on Form 10-K and quarterly reports on Form 10-Q filed on May 7, 2020 and August 4, 2020, which filings are available from the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this press release. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Investor Contact:

Amanda Bryant, 312.780.5539

amanda.bryant@hyatt.com

Media Contact:

Franziska Weber, 312.780.6106

franziska.weber@hyatt.com